                                                                     EXHIBIT 18b

                 THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES


                               POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

                 That I, MICHAEL A. CARPENTER of Greenwich, Connecticut, Chairman of the Board, President and Chief Executive Officer of The Travelers Insurance Company (hereinafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form N-3 or other appropriate form under the Securities Act of 1933 for The Travelers Growth and Income Stock Account for Variable Annuities, a separate account of the Company dedicated specifically to the funding of variable annuity contracts to be offered by the Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

                 IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of June, 1996.



                                        Michael A. Carpenter
                                        Chairman of the Board, President
                                        and Chief Executive Officer
                                        The Travelers Insurance Company

                 THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES


                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:


                 That I, JAY S. BENET of West Hartford, Connecticut, a director of The Travelers Insurance Company (hereinafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form N-3 or other appropriate form under the Securities Act of 1933 for The Travelers Growth and Income Stock Account for Variable Annuities, a separate account of the Company dedicated specifically to the funding of variable annuity contracts to be offered by the Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

                 IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of July, 1996.



                                        Jay S. Benet
                                        Director
                                        The Travelers Insurance Company

                 THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES


                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

                 That I, GEORGE C. KOKULIS of Simsbury, Connecticut, a director of The Travelers Insurance Company (hereinafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form N-3 or other appropriate form under the Securities Act of 1933 for The Travelers Growth and Income Stock Account for Variable Annuities, a separate account of the Company dedicated specifically to the funding of variable annuity contracts to be offered by the Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

                 IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of July, 1996.



                                        George C. Kokulis
                                        Director
                                        The Travelers Insurance Company

                 THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES


                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

                 That I, IAN R. STUART of East Hampton Connecticut, Director, Senior Vice President, Chief Financial Officer, Chief Accounting Officer and Controller of The Travelers Insurance Company (hereinafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form N-3 or other appropriate form under the Securities Act of 1933 for The Travelers Growth and Income Stock Account for Variable Annuities, a separate account of the Company dedicated specifically to the funding of variable annuity contracts to be offered by the Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

                 IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of February, 1997.



                                        Ian R. Stuart
                                        Director, Senior Vice President,
                                        Chief Financial Officer,
                                        Chief Accounting Officer and Controller
                                        The Travelers Insurance Company

                 THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES


                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

                 That I, KATHERINE M. SULLIVAN of Longmeadow, Massachusetts, Director, Senior Vice President and General Counsel of The Travelers Insurance Company (hereinafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form N-3 or other appropriate form under the Securities Act of 1933 for The Travelers Growth and Income Stock Account for Variable Annuities, a separate account of the Company dedicated specifically to the funding of variable annuity contracts to be offered by the Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

                 IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of June, 1996.



                                        Katherine M. Sullivan
                                        Director, Senior Vice President
                                        and General Counsel
                                        The Travelers Insurance Company